UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2021

CC Neuberger Principal Holdings II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39410	98-1545419
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Park Avenue, 58th Floor New York, NY	10166
(Address of principal executive offices)	(Zip Code)

(212) 355-5515

(Registrant’s Telephone Number, Including Area Code):

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	PRPB.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	PRPB	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PRPB WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement.

Business Combination Agreement

On December 9, 2021 (the “Effective Date”), CC Neuberger Principal Holdings II, a Cayman Islands exempted company (“CCNB”), Vector Holding, LLC, a Delaware limited liability company and wholly-owned subsidiary of CCNB (“New CCNB”), Vector Domestication Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of New CCNB (“Domestication Merger Sub”), Vector Merger Sub 1, LLC, a Delaware limited liability company and wholly-owned subsidiary of CCNB (“G Merger Sub 1”), Vector Merger Sub 2, LLC, a Delaware limited liability company and wholly-owned subsidiary of CCNB (“G Merger Sub 2”, and together with CCNB, New CCNB, Domestication Merger Sub and G Merger Sub 1, each a “CCNB Party” and, collectively, the “CCNB Parties”), Griffey Global Holdings, Inc., a Delaware corporation (the “Company”), and solely for limited purposes expressly set forth therein, Griffey Investors, L.P., a Delaware limited liability company, (the “Partnership”), entered into a definitive business combination agreement (the “Business Combination Agreement”).

The Business Combination Agreement and the transactions contemplated thereby (the “Business Combination”) were approved by the board of directors of each of CCNB and the Company.

The Business Combination

The Business Combination Agreement provides for the Business Combination, which includes, among other things, the consummation of the following transactions: (a) on the business day prior to the closing date, New CCNB will convert from a Delaware limited liability company to a Delaware corporation (the “Statutory Conversion”) with a certificate of incorporation which provides for two classes of common stock in a manner consistent with the articles of incorporation of CCNB prior to the Statutory Conversion (the “New CCNB Pre-Closing Certificate of Incorporation”), (b) prior to the closing of the Business Combination (the “Closing”), on the closing date, CCNB will merge with and into Domestication Merger Sub, with Domestication Merger Sub surviving (the “Domestication Merger”) as a direct subsidiary of New CCNB and New CCNB will continue as the public company with (i) each Class A ordinary share, par value $0.0001 (each, a “CCNB Class A Ordinary Share”), of CCNB being converted into the right of the holder thereof to receive one share of Class A common stock, par value $0.0001 (each, a “New CCNB Pre-Closing Class A Share”), of New CCNB, (ii) each Class B ordinary share, par value $0.0001 of CCNB being converted into the right of the holder thereof to receive one share of Class B common stock, par value $0.0001 of New CCNB and (iii) each warrant of CCNB ceasing to represent a right to acquire CCNB Class A Ordinary Shares and instead representing a right to acquire New CCNB Pre-Closing Class A Shares, (c) on the Closing Date, at the Closing and prior to the PIPE Financing (as defined below) and the consummation of the transactions contemplated by the Forward Purchase Agreement (as defined below) and the Backstop Agreement (as defined below), if applicable, New CCNB will amend and restate the New CCNB Pre-Closing Certificate of Incorporation in the form of the New CCNB Certificate of Incorporation to provide for, among other things, Class A common stock, par value $0.0001 per share (the “New CCNB Class A Common Shares”), and Class B common stock, par value $0.0001 per share (the “New CCNB Class B Common Shares”), which New CCNB Class B Common Shares will be subject to stock price based vesting; (d) on the closing date, at the Closing and contingent upon the filing of the New CCNB Certificate of Incorporation, the transactions contemplated by the Sponsor Side Letter will be consummated, including the conversion of the New CCNB Pre-Closing Class B Common Shares into New CCNB Class A Common Shares and New CCNB Class B Common Shares; (e) on the closing date, at the Closing and prior to the Getty Mergers (as defined below), New CCNB will consummate the PIPE Financing (as defined below) and the transactions contemplated by the Forward Purchase Agreement (as defined below) and the Backstop Agreement (as defined below), if applicable, and (f) on the closing date at the Closing, (i) G Merger Sub 1 will merge with and into the Company (the “First Getty Merger”), with the Company surviving as a subsidiary of Domestication Merger Sub and an indirect subsidiary of New CCNB, and (ii) the Company will merge with and into G Merger Sub 2 (the “Second Getty Merger” and together with the First Getty Merger, the “Getty Mergers”), with G Merger Sub 2 surviving as a direct subsidiary of Domestication Merger Sub and an indirect subsidiary of New CCNB (the “Final Surviving Company”). In connection with the Closing, New CCNB will change its name to “Getty Images Holdings, Inc.”, which will continue as the public company following the consummation of the Business Combination.

Consideration

Under the terms of the Business Combination Agreement, the aggregate consideration to be paid in the Business Combination is derived from an aggregate transaction equity value of $2,912,000,000, apportioned between cash and New CCNB Class A Common Shares, as more specifically set forth therein (and which account for the value of Company’s vested options). In addition to the consideration to be paid at Closing, New CCNB will issue to equityholders of the Company an aggregate of up to 65,000,000 New CCNB Class A Common Shares, issuable upon and subject to the occurrence of the applicable vesting events, as more specifically set forth therein.  Each option to purchase shares of the Company (whether vested or unvested) will be converted into a comparable option to purchase New CCNB Class A Common Shares, pursuant to a market-based equity incentive plan prepared by CCNB and the Company prior to the closing date.

Representations and Warranties, Covenants

Under the Business Combination Agreement, parties to the agreement made customary representations and warranties for transactions of this type regarding themselves. The representations and warranties made under the Business Combination Agreement will not survive the Closing. In addition, the parties to the Business Combination Agreement agreed to be bound by certain covenants that are customary for transactions of this type. The covenants made under the Business Combination Agreement generally will not survive the Closing, with the exception that certain covenants and agreements that by their terms are to be performed in whole or in part after the Closing will survive in accordance with the terms of the Business Combination Agreement.

Conditions to Each Party’s Obligations

The consummation of the Business Combination is subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, among other things: (a) the approval and adoption by CCNB’s shareholders of the Business Combination Agreement and transactions contemplated thereby, (b) the approval and adoption by Company’s stockholders of the Business Combination Agreement and transactions contemplated thereby, (c) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (d) the absence of any law or governmental order or other legal restraint or prohibition preventing the consummation of the Business Combination, (e) the Registration Statement (as defined below) being declared effective under the Securities Act of 1933, as amended (the “Securities Act”), (f) the New CCNB Class A Common Shares to be issued in connection with the Business Combination having been approved for listing on the New York Stock Exchange, (g) the absence of a Company Material Adverse Effect (as defined in the Business Combination Agreement) since the Effective Date, (h) the Company’s Net Funded Indebtedness (as defined in the Business Combination Agreement) being equal to or less than $1,350,000,000 and (g) CCNB having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) remaining after the Closing.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, among other circumstances, by (a) the mutual written consent of the Company and CCNB, (b) by either party in the event (i) that CCNB’s shareholder approval was not been obtained at CCNB’s shareholder meeting held to approve the Business Combination (and related matters), and (ii) in the event the Closing has not occurred on or before June 9, 2022 (the “Outside Date”), subject to extension as set forth in the Business Combination Agreement, provided that such right to terminate is not available to any party if such exercising party is in material breach of its representations, warranties, covenants or agreements under the Business Combination Agreement, (c) by CCNB, if the Company’s written consent was not obtained on or prior to the deadline specified under the Business Combination Agreement and (d) by the Company, if, prior to obtaining CCNB’s shareholder approval, at any time within ten (10) business days following a Change in Recommendation (as defined in the Business Combination Agreement).

A copy of the Business Combination Agreement is attached as Exhibit 2.1 hereto and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. CCNB does not believe that these schedules contain information that is material to an investment decision.

PIPE Financing (Private Placement)

In connection with the signing of the Business Combination Agreement, CCNB and New CCNB entered into subscription agreements (the “Subscription Agreements”) with CC Neuberger Principal Holdings II Sponsor, LLC, a Delaware limited liability company (the “Sponsor”) and Getty Investments, L.L.C, current equityholders of CCNB or the Company, respectively (collectively, the “PIPE Investors”).

Pursuant to the Subscription Agreements, the PIPE Investors agreed to subscribe for and purchase, and CCNB and New CCNB agreed to issue and sell to such investors, on the closing date, an aggregate of 15,000,000 New CCNB Class A Common Shares for a purchase price of $10.00 per share, for aggregate gross proceeds of $150,000,000 (the “PIPE Financing”).

The closing of the PIPE Financing is contingent upon, among other things, the substantially concurrent consummation of the Business Combination. The Subscription Agreements provide that New CCNB will grant the PIPE Investors in the PIPE Financing certain customary registration rights.

The foregoing description of the Subscription Agreements and the PIPE Financing is subject to and qualified in its entirety by reference to the full text of the form of Subscription Agreement, which is attached as Exhibit 10.1 hereto and the terms of which are incorporated herein by reference.

Forward Purchase Agreement and Backstop Agreement

In connection with the signing of the Business Combination Agreement, New CCNB, CCNB, and Neuberger Berman Opportunistic Capital Solutions Master Fund LP, a Cayman Islands exempted limited partnership (“NBOKS”) entered into a side letter to (a) that certain Forward Purchase Agreement (the “Forward Purchase Agreement”), pursuant to which, among other things, NBOKS confirmed the allocation to CCNB of $200,000,000 under the Forward Purchase Agreement and its agreement to, at Closing, subscribe for 20,000,000 New CCNB Class A Common Shares, and 3,750,000 Forward Purchase Warrants (as defined therein) and (b) certain Backstop Facility Agreement (the “Backstop Agreement”) whereby NBOKS agreed to, subject to the availability of capital it has committed to all special purpose acquisition companies sponsored by CC Capital Partners, LLC and NBOKS on a first come first serve basis and the other terms and conditions included therein, at Closing, subscribe for New CCNB Class A Common Shares to fund redemptions by shareholders of CCNB in connection with the Business Combination in an amount of up to $300,000,000 (clauses “(a)” and “(b),” collectively, the “NBOKS Side Letter”), which NBOKS Side Letter provides for the assignment of CCNB’s obligations under the Forward Purchase Agreement and the Backstop Agreement to New CCNB to facilitate the Business Combination.

A copy of the NBOKS Side Letter is attached as Exhibit 10.2 hereto and is incorporated herein by reference, and the foregoing description of the NBOKS Side Letter is qualified in its entirety by reference thereto.

Sponsor Side Letter

Concurrently with the execution of the Business Combination Agreement, the Sponsor, Joel Alsfine, James Quella, Jonathan Gear (together with Joel Alsfine and James Quella, each an “Independent Director” and collectively, the “Independent Directors”, and together with the Sponsor, the “Sponsor Parties”), CC NB Sponsor 2 Holdings LLC, a Delaware limited liability company (“CC Holdings”), NBOKS (together with CC Holdings, the “Founder Holders”), CCNB, New CCNB, and the Company entered into that certain letter agreement (the “Sponsor Side Letter”), pursuant to which, (a) in connection with the Domestication Merger, each Class B ordinary share, par value $0.0001 per share, of CCNB (collectively, the “Founder Shares”) will automatically be converted into the right to receive one (1) share of Class B common stock of New CCNB with the rights set forth in the New CCNB Pre-Closing Certificate of Incorporation (the “Pre-Closing Class B Common Shares”), (b) in accordance with the New CCNB Pre-Closing Certificate of Incorporation, at the Closing, the Pre-Closing Class B Common Shares would automatically convert into New CCNB Class A Common Shares (the “Automatic Conversion”), and (c) in lieu of the Automatic Conversion, at the Closing simultaneously and contingent upon with the filing of the New CCNB Certificate of Incorporation, in accordance with the terms of the Sponsor Side Letter, (i) each Pre-Closing Class B Common Share held by a Sponsor Party listed on Schedule I thereto under the heading “Class B Conversion Shares” shall automatically be converted into one (1) New CCNB Class A Common Share, (ii) each Pre-Closing Class B Common Share held by a Sponsor Party listed on Schedule I hereto under the heading “Series B-1 Earn-Out Shares” shall automatically be converted into one (1) New CCNB Series B-1 Common Share (collectively, the “New CCNB Series B-1 Common Shares”) and (iii) each Pre-Closing Class B Common Share held by a Sponsor Party listed on Schedule I hereto under the heading “Series B-2 Earn-Out Shares” shall automatically be converted into one (1) New CCNB Series B-2 Common Share (collectively, the “New CCNB Series B-2 Common Shares” and, together with the New CCNB Series B-1 Common Shares, the “Restricted Sponsor Shares”);

All such Restricted Sponsor Shares are restricted shares that are subject to certain performance-based conversion events and upon the occurrence of a B-1 Vesting Event or a B-2 Vesting Event (as defined in the New CCNB Certificate of Incorporation). The Restricted Sponsor Share will accrue and be entitled to dividend declared by the New CCNB board of directors in respect of a New CCNB Series B-1 Common Share or a New CCNB Series B-2 Common Share shall be made pursuant to and in accordance with the New CCNB Certificate of Incorporation. Any Restricted Sponsor Shares that have not converted into New CCNB Class A Common Shares by the tenth (10th) anniversary of the Closing, as applicable, shall be automatically forfeited, and any accrued dividends shall be forfeited in connection therewith.

A copy of the Sponsor Side Letter is attached as Exhibit 10.3 hereto and is incorporated herein by reference, and the foregoing description of the Sponsor Side Letter is qualified in its entirety by reference thereto.

Registration Rights Agreement

Concurrently with the Closing, New CCNB, Sponsor and the persons identified on Schedule A thereto (such persons, together with Sponsor, the “Holders”), will enter into a registration rights agreement (the “Registration Rights Agreement”) which provides customary demand and piggyback registration rights. Pursuant to the Registration Rights Agreement, New CCNB will agree that, as soon as practicable, and in any event within 30 days after the Closing, New CCNB will file with the SEC a shelf registration statement. In addition, New CCNB will use its commercially reasonable best efforts to have such shelf registration statement declared effective as soon as practicable after the filing thereof, but no later than the 90th day (or the 120th day if the SEC notifies New CCNB that it will “review” such shelf registration statement) following the filing deadline, in each case subject to the terms and conditions set forth therein.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Stockholders Agreement

Concurrently with the execution and delivery of the Business Combination Agreement but subject to the consummation of the Business Combination, the Sponsor, the equityholders of the Sponsor, certain equityholders of Company and certain other parties thereto entered into a Stockholders Agreement with New CCNB (the “Stockholders Agreement”) relating to, among other things, the composition of the board of directors of New CCNB following the Business Combination, certain voting provisions and lockup restrictions.

The foregoing description of the Stockholders Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Stockholders Agreement, a copy of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The shares of New CCNB Class A Common Stock to be issued in connection with the Business Combination, the PIPE Financing, in connection with any permitted equity financing between the date hereof and Closing, the Backstop Agreement or the Forward Purchase Agreement, dated August 4, 2020, between CCNB and NBOKS, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption provided in Section 4(a)(2) thereof.

Item 8.01	Other Events.

On December 9, 2021, the Company issued a press release announcing the execution of the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. Notwithstanding the foregoing, information contained on CCNB’s website and the websites of any of its affiliates referenced in Exhibit 99.1 or linked therein or otherwise connected thereto does not constitute part of nor is it incorporated by reference into this Current Report.

Attached as Exhibit 99.2 and incorporated by reference herein is the investor presentation dated December 10, 2021 that CCNB and the Company have prepared in connection with the announcement of the proposed Business Combination.

Additional Information about the Transactions and Where to Find It

In connection with the Business Combination, New CCNB intends to file a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”) that includes a preliminary proxy statement and a preliminary prospectus of New CCNB, and after the Registration statement is declared effective, CCNB will mail a definitive proxy statement/prospectus relating to the Business Combination to CCNB’s shareholders. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the Securities and Exchange Commission (“SEC”), will contain important information about the Business Combination and the other matters to be voted upon at a meeting of CCNB’s shareholders to be held to approve the Business Combination (and related matters). This Current Report does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. New CCNB and CCNB may also file other documents with the SEC regarding the Business Combination. CCNB shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about New CCNB, CCNB, the Company and the Business Combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to CCNB shareholders as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC by CCNB through the website maintained by the SEC at www.sec.gov, or by directing a request to CC Neuberger Principal Holdings II, 200 Park Avenue, 58th Floor, New York, New York 10166.

Participants in the Solicitation

CCNB, the Company and their respective directors and officers may be deemed participants in the solicitation of proxies of CCNB shareholders in connection with the Business Combination. CCNB shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of CCNB and a description of their interests in CCNB is contained in CCNB’s final prospectus related to its initial public offering, dated July 30 2020 and in CCNB’s and New CCNB’s subsequent filings with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to CCNB shareholders in connection with the Business Combination and other matters to be voted upon at the Shareholder Meeting will be set forth in the Registration Statement for the Business Combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination will be included in the Registration Statement that CCNB intends to file with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

Forward Looking Statements

This communication may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning CCNB’s or the Company’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether the Business Combination will generate returns for shareholders. These forward-looking statements are based on CCNB’s or the Company’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this communication, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company‘s or CCNB‘s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (b) the outcome of any legal proceedings that may be instituted against CCNB, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (c) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of CCNB, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (d) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (e) the ability to meet the applicable stock exchange listing standards following the consummation of the Business Combination; (f) the inability to complete the private placement transactions contemplated by the Business Combination Agreement and related agreements and the transactions contemplated by the forward purchase agreement or backstop agreement or close the sale of the forward purchase securities or backstop securities, as applicable; (g) the risk that the Business Combination disrupts current plans and operations of the Company or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (h) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (i) costs related to the Business Combination; (j) changes in applicable laws or regulations, including legal or regulatory developments (such as the SEC’s statement on accounting and reporting considerations for warrants in special purpose acquisition companies) which could result in the need for CCNB to restate its historical financial statements and cause unforeseen delays in the timing of the Business Combination and negatively impact the trading price of CCNB‘s securities and the attractiveness of the Business Combination to investors; (k) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (l) the Company’s estimates of expenses and profitability and (m) other risks and uncertainties indicated from time to time in the final prospectus of CCNB, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by CCNB. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company and CCNB assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither the Company nor CCNB gives any assurance that either the Company or CCNB will achieve its expectations.

Disclaimer

This communication relates to a proposed business combination between the Company and CCNB. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits. The following exhibits are provided as part of this Form 8-K:

Exhibit No.	Description
2.1†	Business Combination Agreement by and among CC Neuberger Principal Holdings II, Griffey Global Holdings, Inc, and the other parties thereto, dated as of December 9, 2021.

10.1	Form of Subscription Agreement (included as Exhibit A to Exhibit 2.1 hereto).

10.2	Side Letter to the Forward Purchase Agreement and Backstop Agreement by and between CC Neuberger Principal Holdings II, and Neuberger Berman Opportunistic Capital Solutions Master Fund L.P., dated as of December 9, 2021.

10.3	Sponsor Side Letter by and among CC Neuberger Principal Holdings II Sponsor, LLC, Joel Alsfine, James Quella, Jonathan Gear, CC NB Sponsor 2 Holdings LLC, Neuberger Berman Opportunistic Capital Solutions Master Fund LP, CC Neuberger Principal Holdings II, Vector Holding, LLC and Griffey Global Holdings, Inc., dated as of December 9, 2021.

10.4	Form of Registration Rights Agreement (included as Exhibit C to Exhibit 2.1 hereto)

10.5	Stockholders Agreement, by and among Vector Holdings, LLC and each of the persons listed on Schedule A thereto, dated as of December 9, 2021.

99.1	Press Release, dated December 10, 2021.

99.2	Investor Presentation, dated December 10, 2021.

99.3	Consolidated Financial Statements of Getty Images, Inc., as of and for the years ended December 31, 2020 and 2019.

†      Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). CCNB agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CC Neuberger Principal Holdings II

Date: December 10, 2021	By:	/s/ Matthew Skurbe
	Name:	Matthew Skurbe
	Title:	Chief Financial Officer